SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2011
THE TIMKEN COMPANY

(Exact Name of Registrant as Specified in its Charter)
Ohio

(State or Other Jurisdiction of Incorporation)

1-1169	34-0577130

(Commission File Number)	(I.R.S. Employer Identification No.)
1835 Dueber Avenue, S.W., Canton, Ohio 44706-2798

(Address of Principal Executive Offices) (Zip Code)
(330) 438-3000

(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     The Timken Company 2011 Long-Term Incentive Plan (the “LTIP”) was approved by the shareholders of The Timken Company (the “Company”) and became effective on May 10, 2011 at its annual meeting of shareholders. The LTIP authorizes the issuances of up to 7,000,000 of the Company common shares in connection with the granting of equity-based compensation in the form of option rights, appreciation rights, restricted shares, restricted stock units, deferred shares, performance shares, performance units, and common shares to the Company’s executive officers, other key employees and non-employee directors. The LTIP is intended to satisfy specific requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code. The LTIP is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
     At the 2011 Annual Meeting of Shareholders of The Timken Company held on May 10, 2011:
The shareholders of the Company elected the four Directors set forth below in Class I to serve for a term of two years expiring at the Annual Meeting in 2013 (or until their respective successors are elected and qualified).

NOMINEES	FOR	WITHHOLD	BROKER NON-VOTES

John M. Ballbach	82,330,179	2,946,294	5,636,654
Phillip R. Cox	81,745,418	3,531,055	5,636,654
Ward J. Timken, Jr.	79,678,359	5,598,114	5,636,654
The shareholders of the Company ratified the selection of Ernst & Young LLP as its independent auditor for the year ending December 31, 2011.

FOR	AGAINST	ABSTAIN	NON-VOTE

87,772,394	3,059,075	81,658	0

The shareholders of the Company approved The Timken Company 2011 Long-Term Incentive Plan.

FOR	AGAINST	ABSTAIN	NON-VOTE

70,220,274	14,213,170	824,634	5,655,049

The shareholders of the Company recommended, on an advisory basis, that the frequency with which the shareholders of the Company shall have an advisory vote on the compensation of the Company’s named executive officers set forth in the Company’s proxy is every year. The voting results were as follows.

3 YEARS	2 YEARS	1 YEAR	ABSTAIN

30,594,654	894,666	52,996,166	772,592

NON-VOTE
5,655,049
The shareholders of the Company approved, on an advisory basis, the compensation paid to the Company’s named executive officers.

FOR	AGAINST	ABSTAIN	NON-VOTE

80,647,752	3,704,220	924,501	5,636,654

On May 10, 2011, the Board of Directors determined that the advisory vote on the compensation of the Company’s named executive officers would be held every year until the next advisory vote on the frequency of such advisory vote on named executive officer compensation.

Item 9.01	Financial Statements and Exhibits
     Exhibits.
10.1	The Timken Company 2011 Long-Term Incentive Plan.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TIMKEN COMPANY
By:	/s/ William R. Burkhart
William R. Burkhart
Senior Vice President and General Counsel

Date: May 10, 2011

EXHIBIT INDEX

Exhibit
Number	Description of Document
10.1	The Timken Company 2011 Long-Term Incentive Plan.